UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Willis Towers Watson Public Limited Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 2022 Annual General Meeting of Shareholders Vote by June 7, 2022 11:59 PM ET. For shares held in a Company employee share plan, vote by June 5, 2022 11:59 PM ET. WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 200 LIBERTY STREET NEW YORK, NEW YORK 10281 D75895-P67243 You invested in WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 8, 2022. Get informed before you vote View the Annual Report on Form 10-K, Notice and Proxy Statement and Irish Statutory Accounts online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 8, 2022 9:30 a.m. EDT Registration begins at 9:00 a.m. EDT Willis Towers Watson Public Limited Company Brookfield Place 200 Liberty Street New York, New York 10281 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Elect directors. 1a. Dame Inga Beale For 1b. Fumbi Chima For 1c. Michael Hammond For 1d. Carl Hess For 1e. Brendan O’Neill For 1f. Linda Rabbitt For 1g. Michelle Swanback For 1h. Paul Reilly For 1i. Paul Thomas For 2. Ratify, on an advisory basis, the appointment of (i) Deloitte & Touche LLP to audit our financial statements and (ii) Deloitte Ireland LLP to audit our Irish Statutory Accounts, and authorize, in a binding vote, the Board, acting through the Audit and Risk Committee, to fix the independent auditors’ remuneration. For For 3. Approve, on an advisory basis, the named executive officer compensation. For 4. Renew the Board’s existing authority to issue shares under Irish law. For 5. Renew the Board’s existing authority to opt out of statutory pre-emption rights under Irish law. 6. Approve the creation of distributable profits by the reduction and cancellation of the Company’s share premium account. For 7. Amend and restate the Willis Towers Watson Public Limited Company 2012 Equity Incentive Plan, including the increase of the number of shares authorized for issuance under the 2012 Plan. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D75896-P67243